1 TRI-PARTY AGREEMENT BETWEEN U.S. DEPARTMENT OF ENERGY, CFPP LLC, AND NUSCALE POWER, LLC ON LONG LEAD MATERIALS I. PURPOSE This tri-party agreement (“agreement”) is entered into by and between the U.S. Department of Energy (“DOE” or “Department”) pursuant to its authority under 42 U.S.C. § 7256(a), CFPP LLC (“CFPP”), and NuScale Power, LLC (“NuScale”) (hereafter, “the parties”). The purpose of this agreement is to delineate the roles, responsibilities, procedures, and assurances that the parties will uphold concerning the disposition of certain long lead materials (“LLM”) that were produced in support of the Carbon Free Power Project (“the Project”) under DOE award DE- NE0008935. The Project was established to demonstrate a first-of-a-kind NuScale small modular reactor on a site in Idaho with financial support from the federal government. However, the Project came to an early termination in November 2023, making the LLM Assets, as defined in Section IV, eligible for disposition. II. REFERENCES 1. Task Order 1A – C1-131995, “CFPP-NuScale – OEM Equipment Supply Contract – Long Lead Materials Task Order” (hereafter “Task Order 1A”) 2. Task Order 1B – C1-132975, “CFPP-NuScale – OEM Equipment Supply Contract – Long Lead Materials Task Order” (hereafter “Task Order 1B”) III. TERMS The parties agree to the following terms: 1. NuScale will acquire all of CFPP’s rights, title, and interest in and to the LLM Assets, as defined in Section IV of this agreement, for a total consideration of $32,322,870.89. The payment by NuScale to CFPP and corresponding transfer and release by CFPP of all rights, title, and interest to NuScale shall occur on or before October 1, 2025. The consideration shall be payable by NuScale to CFPP and immediately precede CFPP’s written: (i) assignment and transfer of all of rights, title, and interest in the LLM Assets (including all rights arising from work performed under Task Order 1A and Task Order 1B) to NuScale; and (ii) release relinquishing, waiving, and discharging any and all rights, title, and interest it may possess or assert in the future to the LLM Assets, including any claims, liens, or encumbrances of any kind, whether legal or equitable. 2. NuScale’s payment obligation to CFPP under Section III.1 of this agreement shall be conducted through the issuance of credit invoices to CFPP, in reimbursement of funds previously invoiced to, and paid by, CFPP for funds remitted by DOE. NuScale shall issue credit invoices to CFPP totaling $40,919,833.12, representing the full amount previously paid by CFPP under Task Order 1A and Task Order 1B. The credit invoices shall exclude and reverse the amounts related to subaward and subcontract components of the total incurred costs, thereby resulting in a net consideration to CFPP of $32,322,870.89. PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, THIS EXHIBIT OMITS CERTAIN INFORMATION, IDENTIFIED BY [***], THAT IS NOT MATERIAL AND THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Exhibit 10.1

2 3. Within three (3) business days following CFPP’s receipt of funds from NuScale, CFPP shall remit payment to DOE in the amount of $32,322,870.89, representing full reimbursement of DOE’s financial contribution towards the development of the LLM Assets. Payment shall be made via wire transfer to the designated United States Department of the Treasury account held by DOE. This transaction shall be documented by CFPP’s issuance of credit invoices to DOE, effectively reversing the original charges related to the LLM Assets. Upon DOE’s confirmed receipt of said funds, DOE shall proceed per Section III.7 of this agreement, and NuScale shall be deemed the sole legal owner of the LLM Assets, with full and exclusive rights to possess, use, modify, transfer, license, or otherwise dispose of the LLM Assets without restriction, subject only to applicable laws. 4. NuScale will submit no further invoices to CFPP for Task Order 1A or Task Order 1B. All invoicing obligations by NuScale with respect to such Task Orders shall be deemed satisfied as of the date on which the last party executes this agreement, thereby rendering it fully effective and binding upon all parties (the “Effective Date”). 5. CFPP shall have no obligation to pay any outstanding or unpaid invoices issued by NuScale in connection with Task Order 1A or Task Order 1B. Furthermore, no such invoiced amounts shall be offset or deducted from the final settlement amount to be paid by NuScale to CFPP. 6. CFPP shall not seek reimbursement from DOE for any outstanding or unpaid invoices, nor submit new invoices, associated with Task Order 1A or Task Order 1B, including but not limited to invoices previously issued by NuScale to CFPP and not paid as of the Effective Date. 7. Upon DOE’s receipt of full payment in the amount of $32,322,870.89, as required under Section III.3 of this agreement, DOE shall issue a written release, signed by a duly authorized official, relinquishing, waiving, and discharging any and all rights, title, and interest it may possess or assert in the future to the LLM Assets, including any claims, liens, or encumbrances of any kind, whether legal or equitable. It will also confirm that DOE transfers and retains no further rights, title, or interest, beneficial or otherwise, in the LLM Assets, and shall recognize NuScale as the sole and exclusive legal owner thereof. 8. In the event CFPP fails to transmit the full payment of $32,322,870.89 to DOE within three (3) business days following its receipt of funds from NuScale, or DOE fails to receive such payment: (a) CFPP shall be obligated to fully refund NuScale all amounts received under Section III.2 of this agreement within ten (10) business days following a written request from NuScale; (b) DOE shall not be obligated to issue any release of rights, title, and interest in the LLM Assets; and (c) the parties shall implement the terms as specified in Section III.11 of this agreement. 9. NuScale shall be entitled to invoice CFPP for any eligible project costs that are not related to Task Order 1A or Task Order 1B (including costs under Task Order D) as incurred through June 30, 2025. NuScale shall submit no further invoices for costs incurred to CFPP after that date. 10. NuScale remains interested in identifying a path towards receiving license to use other project assets (in particular, the final bill of materials, overall project schedule, and Class 2 cost estimate). DOE agrees to promptly and in good faith engage in further discussions with NuScale regarding this subject independent of the CFPP award closeout process. DOE agrees to make reasonable efforts to schedule and participate in such discussions.

11. If NuScale does not provide payment for the LLM Assets by October 1, 2025, then CFPP will promptly convey its existing rights, title, and interest in the LLM Assets to DOE as part of the CFPP award closeout, and NuScale agrees to facilitate the transfer of the LLM Assets to DOE in a manner that maintains the LLM Assets' quality. Further, NuScale shall issue a written release, signed by a duly authorized official, relinquishing, waiving, and discharging any and all rights, title, and interest to the LLM Assets, including any claims, liens, or encumbrances of any kind, whether legal or equitable. It will also confirm that NuScale transfers and retains no further rights, title, or interest, beneficial or otherwise, in the LLM Assets, and shall recognize DOE as the sole and exclusive legal owner thereof. In the event CFPP and NuScale transfer the LLM Assets to DOE pursuant to this section, Sections III.4 through III.6 of this agreement will remain in effect and DOE will assign a value to the LLM Assets for no less than $32,322,870.89, for purposes of rebalancing the award cost-share during the close-out of DOE award DE-NE0008935.

IV. LONG LEAD MATERIALS

The following are the relevant LLMs (consisting of: [***]) (together, the "LLM Assets"):

1. URPV LLM ASSETS (UNIT 1)

Item	Description	Qty.	Unit of Measure
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
Note: A: Quantity is based on weld filler material weight and does not include granular flux weight. *: Denotes items to be provided to DOE in the event Section III.11 of this agreement is enacted.			

2. URPV LLM ASSETS (UNITS 2-6)

Item	Description	Qty.	Unit of Measure
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

3

4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
Note: A: Quantity is based on weld filler material weight and does not include granular flux weight. *: Denotes items to be provided to DOE in the event Section III.11 of this agreement is enacted. Specific quantities to be provided to DOE are noted in parenthesis '(#)', since all units had not been initiated at the time of project termination. Where no number is specified in parentheses, the entire quantity identified will be provided to DOE.			

IX. AGREEMENT

/s/ Suzette Olson
Suzette Olson
Head of Contracting Activity
Office of Nuclear Energy
U.S. Department of Energy

9/22/2025
Date

/s/ Mason Baker
Mason Baker
President
CFPP LLC

9/22/2025
Date

/s/ John Hopkins
John Hopkins
President and Chief Executive Officer
NuScale Power, LLC

9/22/2025
Date

4